Exhibit 10.27
NITROSECURITY, INC.
AMENDED AND RESTATED
REGISTRATION AGREEMENT
DATED AS OF
January 12, 2006

2

AMENDED AND RESTATED REGISTRATION AGREEMENT
     This AMENDED AND RESTATED REGISTRATION AGREEMENT (this “Agreement”) is dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), and the Persons set forth on the signature pages attached hereto (collectively, the “Stockholders”).
     WHEREAS, certain of the Stockholders (the “Existing Stockholders”) hold (i) shares of the Company’s Series A Convertible Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”) and/or (ii) shares of the Company’s Series B Convertible Preferred Stock, $0.01 par value per share (the “Series B Preferred Stock”), and possess registration rights and other rights pursuant to a Registration Agreement dated as of February 22, 2005 by and among the Company and the Existing Stockholders (the “Prior Agreement”);
     WHEREAS, the Company and certain of the Stockholders (the “Series C Purchasers”) have entered into that certain Series C Convertible Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”), which provides for, among other things, the purchase by such Stockholders of the Company’s Series C Convertible Preferred Stock, $0.01 par value per share (the “Series C Preferred Stock”);
     WHEREAS, in July, November and December 2005, the Company sold Convertible Promissory Notes (the “Notes”) to certain Stockholders pursuant to a Convertible Note Purchase Agreement dated July 26, 2005, as amended, and pursuant to the Notes, as amended, the outstanding principal amount and accrued interest thereunder shall convert into shares of Series C Preferred Stock in connection with the transactions contemplated by the Purchase Agreement;
     WHEREAS, the Company and the Existing Stockholders desire to amend and restate the Prior Agreement in its entirety and to accept the rights created pursuant hereto in lieu of the rights created under the Prior Agreement; and
     WHEREAS, to induce the Series C Purchasers to enter into the Purchase Agreement and purchase shares of Series C Preferred Stock thereunder, the Company and the Existing Stockholders desire to enter into this Agreement with the Series C Purchasers;
     WHEREAS, Viant Capital LLC and Martinez-Ayme Securities are the holders of warrants to purchase Series C Preferred Stock and shall become parties to this Agreement for all purposes except Section 2 and Section 12 hereof and deemed Stockholders; and
     NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Definitions. Unless otherwise defined herein, all capitalized terms contained herein have the meanings set forth in the Purchase Agreement. For purposes of this Agreement, the following terms have the meanings set forth below:
     “Agreement” has the meaning set forth in the preamble.

     “Common Stock” means the Common Stock, $0.01 par value per share, of the Company.
     “Company” has the meaning set forth in the preamble.
     “Existing Stockholders” has the meaning set forth in the recitals.
     “IPO” means the first underwritten public offering of the Company’s Common Stock under the Securities Act.
     “Majority Holders” means the holders of a majority of the Registrable Securities.
     “Majority Series C Holders” means the Series C Stockholders holding 66 2/3% of the Series C Registrable Securities.
     “Person” means an individual, a general or limited partnership, a corporation, a limited liability company, a limited liability partnership, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a governmental entity or any department, agency, or political subdivision thereof.
     “Preferred Stock” means, collectively, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock.
     “Prior Agreement” has the meaning set forth in the recitals.
     “Purchase Agreement” has the meaning set forth in the recitals.
     “Registrable Securities” means: (a) the Series C Registrable Securities, (b) the Series B Registrable Securities, (c) the Series A Registrable Securities and (d) the Common Stock held by the Stockholders at any time. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when a registration statement with respect to the distribution of such securities shall have been effectively registered by the Company under the Securities Act and either (A) such securities have been disposed of pursuant to such registration statement or (B) such registration continues to be effective at the time of inquiry. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), irrespective of whether such acquisition has actually been consummated.
     “Registration Expenses” has the meaning set forth in Section 6.1.
     “Securities Act” means the Securities Act of 1933, as amended from time to time, and all rules and regulations promulgated thereunder, or any act, rules or regulations, which replace the Securities Act or any such rules or regulations.

     “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and all rules and regulations promulgated thereunder, or any act, rules or regulations, which replace the Securities Exchange Act or any such rules or regulations.
     “Series A Preferred Stock” has the meaning set forth in the recitals.
     “Series A Registrable Securities” means (a) any Common Stock issued or issuable upon the conversion of any Series A Preferred Stock held by the Stockholders at any time; and (b) any Common Stock issued or issuable with respect to the securities referred to in clause (a) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or any dilutive event.
     “Series B Preferred Stock” has the meaning set forth in the recitals.
     “Series B Registrable Securities” means (a) any Common Stock issued or issuable upon the conversion of any Series B Preferred Stock held by the Stockholders at any time; and (b) any Common Stock issued or issuable with respect to the securities referred to in clause (a) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or any dilutive event.
     “Series C Preferred Stock” has the meaning set forth in the recitals.
     “Series C Registrable Securities” means (a) any Common Stock issued or issuable upon the conversion of any Series C Preferred Stock held by the Stockholders at any time; and (b) any Common Stock issued or issuable with respect to the securities referred to in clause (a) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or any dilutive event.
     “Series C Stockholders” has the meaning set forth in the recitals.
     “Stockholders” has the meaning set forth in the preamble.
Section 2. Demand Registrations.
     2.1. Requests for Registration.
     (a) Subject to the terms and conditions of this Agreement, at any time after the earlier of (i) January 12, 2008 and (ii) the effective date of the registration statement filed under the Securities Act in connection with the IPO, either of (i) the Majority Holders or (ii) the Majority Series C Holders may request that the Company effect the registration under the Securities Act of all or part of their Registrable Securities (but not less than 500,000 shares in the aggregate (as adjusted for any stock dividends, combinations or splits with respect to such securities)) on Form S-1 or any similar long-form registration statement (each a “Long-Form Registration”).
     (b) At any time after the Company becomes eligible to register Registrable Securities on Form S-3 or any similar short-form registration statement (each, a “Short-Form Registration”), any Stockholder may request that the Company effect the registration under the Securities Act on a Short-Form Registration of Registrable Shares having an aggregate value of at least $1,000,000 (based on the then-current public market price). Long-Form Registrations and Short-Form Registrations are collectively referred to in this Agreement as “Demand Registrations.”
     (c) Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered, the intended method of distribution thereof, and the anticipated per share price range for such offering. Within 10 days after receipt of any such request, the Company shall give written notice of such requested registration to all other Stockholders. Such Stockholders shall have the right, by giving notice within 30 days after the Company provides its notice, to elect to have included in such registration all Registrable Securities that such Stockholders have requested to be registered and included therein (subject to Section 2.3).
     2.2. Number of Registrations. The Company shall not be required to effect (a) more than one (1) Long-Form Registration at the request of the Majority Holders or (b) more than one (1) Long-Form Registration at the request of the Majority Series C Holders. The Company shall be required to effect an unlimited number of Short-Form Registrations. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use best efforts to make Short-Form Registrations available for the registration under the Securities Act of Registrable Securities.
     2.3. Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the Majority Holders. If a Demand Registration is an underwritten offering and the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, that can be sold without having an adverse effect on the price, timing or distribution of such offering, then the relative rights to participate in such offering of the holders of Registrable Securities, the holders of other securities having the right to include such securities in such registration and the Company shall be in the following order of priority:
FIRST: The holders of Series C Preferred Stock shall be entitled to participate in the registration with respect to Series C Registrable Securities on a pro rata basis based on the amount of Series C Registrable Securities held by each such holder;
SECOND: The holders of Series B Preferred Stock shall be entitled to participate in the registration with respect to Series B Registrable Securities on a pro rata basis based on the amount of Series B Registrable Securities held by each such holder;
THIRD: The holders of Series A Preferred Stock shall be entitled to participate in the registration with respect to Series A Registrable Securities on a pro rata basis based on the amount of Series A Registrable Securities held by each such holder;

FOURTH: The Company shall be entitled to participate; and then
FIFTH: All holders of other securities having the right to include such securities in such registration shall be entitled to participate in accordance with the relative priorities, if any, as shall exist among them.
To the extent any holder of securities of the Company participating in a registration hereunder elects to sell fewer securities than the number it is entitled to based on the foregoing order of priority, the other participating holders shall be entitled to increase the number of securities to be sold by them, subject to the foregoing order of priority, on a pro rata basis based on the relative number of securities owned by such other participating holders and the remaining number of securities to be registered; provided, however, that the number of securities which any holder of securities of the Company will be entitled to sell in any subsequent offering will be determined in accordance with the order of priority set forth above and shall not be affected by the number of securities sold by any holder in such prior registration.
     2.4. Restrictions on Demand Registrations.
     (a) The Company shall not be obligated to effect any Demand Registration within 120 days after the effective date of, a previous Demand Registration.
     (b) A registration shall not count as a permitted Long-Form Registration until it has become effective (unless such Long-Form Registration has not become effective due solely to the fault of the holders requesting such registration), and no registration shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 75% of the Registrable Securities requested to be included in such registration.
     2.5. Selection of Underwriters. If any offering pursuant to a Demand Registration is in the form of an underwritten offering, then the holders of a majority of the Registrable Securities requesting to be registered pursuant to such Demand Registration, subject to the Company’s approval, which shall not be unreasonably withheld, shall have the right to select the managing underwriter or underwriters to administer the offering.
     2.6. Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into, or exercisable for, such securities, without the prior written consent of the Majority Holders; provided that the Company may grant rights to other Persons: (a) that are subordinate to, and not in conflict with, the rights granted hereunder; and (b) to participate in Piggyback Registrations, so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations.
Section 3. Piggyback Registrations.
     3.1. Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act for its own account or for the account of other Persons (other than a registration that constitutes an IPO or a registration on Form S-4 or Form S-8 or successor forms thereto) and the registration form to be used may be used for the registration of Registrable Securities (“Piggyback Registration”), the Company shall give prompt written notice (in any event within 10 business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of the Registrable Securities of its intention to effect such a registration, and shall include in such registration (subject to Section 3.2) all Registrable Securities that the Stockholders have requested to be included.
     3.2. Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten registration on behalf of the Company, and the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the number of securities requested to be included in such registration exceeds the number that can be sold without having an adverse effect on the price, timing, or distribution of such offering, then the Company shall include in such registration its securities in the following order of priority: (a) first, 100% of the securities that the Company proposes to sell for its own account; (b) second, the Series C Registrable Securities requested to be included in such registration pursuant to Section 3.1, pro rata among the holders of such Series C Registrable Securities on the basis of the number of such securities owned by each such holder; (c) third, the Series B Registrable Securities requested to be included in such registration pursuant to Section 3.1, pro rata among the holders of such Series B Registrable Securities on the basis of the number of such securities owned by each such holder; (d) fourth, the Series A Registrable Securities requested to be included in such registration pursuant to Section 3.1, pro rata among the holders of such Series A Registrable Securities on the basis of the number of such securities owned by each such holder; and (e) fifth, any other securities eligible for inclusion in such registration pursuant to Section 3.1.
     3.3. Selection of Underwriters. If any offering pursuant to a Piggyback Registration is in the form of an underwritten offering, then the Company shall select the underwriter or underwriters, which shall be of nationally-recognized standing, with the approval of the Board of Directors of the Company.
Section 4. Limitations.
     4.1. Holdback. Each holder of Registrable Securities agrees not to request any Demand Registration or effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of equity securities of the Company, or any securities convertible into, or exchangeable or exercisable for, such securities, during the period beginning on the date that is seven days prior to the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor forms thereto), and ending on the date that is 120 days thereafter, unless the underwriter or underwriters managing the registered public offering otherwise agree.
     4.2. Cessation of Sales.
     (a) Upon receipt of written notice from the Company pursuant to Section 5.1(e), each holder of Registrable Securities hereby agrees to discontinue the disposition of the Registrable Securities covered by a registration statement or prospectus until such order set forth in Section 5.1(e) has been withdrawn or lifted.

     (b) Upon receipt of written notice from the Company pursuant to Section 5.1(f), each holder of Registrable Securities hereby agrees to discontinue the disposition of the Registrable Securities covered by a registration statement or prospectus until such holders: (i) receive copies of a supplemented or amended prospectus and have been advised in writing by the Company that such supplemented or amended prospectus may be used; or (ii) are advised in writing by the Company that the applicable prospectus may be used. If so directed by the Company, the holders of Registrable Securities shall deliver to the Company all copies then in such holder’s possession of the prospectus covering such Registrable Securities current at the time of receipt of notice by the Company.
     4.3. Other Registrations. The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into, or exchangeable or exercisable for, such securities, during the period beginning on the date that is seven days prior to the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor forms thereto), and ending on the date that is 180 days thereafter, unless the underwriter or underwriters managing the registered public offering otherwise agree.
     4.4. Right to Postpone. Notwithstanding the foregoing, the Company shall not be obligated to effect a registration pursuant to this Agreement during the period ending on the date 180 days after the effective date of a registration statement pertaining to the IPO.
     4.5. Right to Defer. If at the time of any request to register Registrable Securities by holders of Registrable Securities pursuant to this Agreement, the Company provides a certificate signed by the Chief Executive Officer of the Company stating the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company’s Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 30 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.
Section 5. Registration Procedures.
     5.1. Company Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:
     (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use best efforts to cause such registration statement to become effective as soon as possible (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the one counsel selected by the holders of a majority of the Registrable Securities included in such registration copies of all such documents proposed to be filed);
     (b) prepare and file (within 60 days, in the case of a request for registration pursuant to Section 2.1(a)) with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days (or, if such registration statement is pursuant to a Short-Form Registration, then for a period that shall be necessary to keep such registration statement effective for the period that shall be adequate to sell all Registrable Securities covered thereby) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; provided, however, that such 120-day period shall be extended for a period of time equal to the period the Stockholders are required to refrain, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration;
     (c) furnish to the holders of Registrable Securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as each such holder may reasonably request to facilitate the disposition of the Registrable Securities owned by such holder;
     (d) use best efforts to register or qualify, if necessary, the Registrable Securities being registered under such other securities or blue sky laws of such jurisdictions as any holder of such Registrable Securities reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder (provided that the Company shall not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction);
     (e) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, use best efforts promptly to obtain the withdrawal of such order;
     (f) notify each holder of the Registrable Securities included in an offering hereunder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such holder, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such

Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;
     (g) cause all such Registrable Securities included in an offering hereunder to be listed on any national stock exchange on which any Common Stock is listed, or, if the Common Stock is not listed on any national stock exchange, the Company shall use best efforts to qualify the Registrable Securities for inclusion on The Nasdaq Stock Market and, if listed on The Nasdaq Stock Market use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq “national market system security” within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure The Nasdaq Stock Market’s authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers;
     (h) provide a transfer agent and registrar for all Registrable Securities included in an offering hereunder not later than the effective date of such registration statement;
     (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other reasonable actions to expedite or facilitate the disposition of the Registrable Securities including in an offering hereunder (including effecting a stock split or a combination of shares);
     (j) make available for inspection at the Company’s principal office (during normal business hours and upon reasonable notice) by any holder of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other agent retained by any such holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such holder, underwriter, attorney, accountant, or agent in connection with such registration statement;
     (k) comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
     (l) permit any holder of Registrable Securities included in an offering hereunder which holder, in the sole and exclusive judgment of such holder, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of the Company and its counsel should be included;

     (m) obtain from its counsel an opinion or opinions in customary form and substance;
     (n) obtain a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being registered reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement);
     (o) notify each selling Stockholder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed;
     (p) after such registration statement becomes effective, notify each selling Stockholder of any request by the Securities and Exchange Commission that the Company amend or supplement such registration statement or prospectus; and
     (q) take all other actions reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.
     5.2. Seller Procedures. Each holder of the Registrable Securities that sells Registrable Securities pursuant to a registration under this Agreement agrees as follows:
     (a) Such holder of the Registrable Securities shall cooperate with the Company as reasonably requested by the Company in connection with the preparation of the registration statement covering such holder’s Registrable Securities, and for so long as the Company is obligated to file and keep effective such registration statement, shall provide to the Company, in writing, for use in such registration statement, all such information regarding such holder and its plan of distribution of the Registrable Securities being included in such registration statement as may be reasonably necessary to enable the Company to prepare the registration statement and prospectus covering the Registrable Securities, to maintain the currency and effectiveness thereof, and otherwise to comply with all applicable requirements of law in connection therewith. Each holder of Registrable Securities that does not provide such information as promptly as practicable shall not be entitled to have its Registrable Securities included in the applicable registration statement.
     (b) Such holder of the Registrable Securities shall, with respect to a registration under this Agreement, advise the Company immediately if such holder knows or becomes aware of any matter regarding such holder that such holder believes may result in the inclusion in a prospectus or registration statement of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall assist the Company in preparing and filing with the Securities and Exchange Commission any amendments or supplements to such prospectus or registration statement that may be necessary or appropriate to permit the prospectus and registration statement to be used under the Securities Act in connection with the offer and sale of Registrable Securities.
     (c) During such time as such holder may be engaged in a distribution of the Registrable Securities, such holder shall comply with Regulation M promulgated under the Securities Exchange Act and pursuant thereto it shall, among other things: (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such regulation; (ii) distribute the Registrable Securities under the registration statement covering such Registrable Securities solely in the manner described in such registration statement; and (iii) cease distribution of the Registrable Securities pursuant to such registration statement upon receipt of written notice pursuant to Section 5.1(e) or Section 5.1(f).
     5.3. Inclusion of Information. If any registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company and, if in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such holder shall assist in meeting any future financial requirements of the Company.
Section 6. Registration Expenses.
     6.1. Registration Expenses. All expenses incident to the Company’s performance of, or compliance with, this Agreement, including, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, counsel for the Stockholders as set forth in Section 6.2, underwriters (excluding discounts and commissions attributable to sales of Registrable Securities) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company. In addition to the foregoing, the Company shall pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on The Nasdaq Stock Market.
     6.2. Legal Expenses. In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one special counsel for the Stockholders electing to include Registrable Securities in such registration, which counsel shall be chosen by the Stockholders holding a majority of the Registrable Securities requesting to be included in such registration. The reimbursement required by this Section 6.2 shall be made by periodic payments within 10 days of the date on which the Company shall receive bills or invoices therefor.

Section 7. Indemnification.
     7.1. Company Indemnification. The Company agrees to indemnify and hold harmless, to the maximum extent permitted by law, each holder of the Registrable Securities, its officers, directors, employees, agents, and each Person who controls each such holder (within the meaning of the Securities Act) from and against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, preliminary prospectus, or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except: (a) insofar as the same are caused by, or contained in any information furnished in writing to the Company or any underwriter by, such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same; and (b) amounts paid in settlement of such loss, claim, damage, liability, and expense if the settlement is effected without the consent of the Company, which shall not be unreasonably delayed, withheld, or conditioned. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.
     7.2. Holder Indemnification. In connection with any registration statement in which any holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall, severally and not jointly, indemnify and hold harmless the Company, its officers, directors, employees, agents, and each Person who controls the Company (within the meaning of the Securities Act) from and against any losses, claims, damages, liabilities, and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus, preliminary prospectus, or any amendment thereof, or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual to each holder and shall be limited to the amount of proceeds (net of any Registration Expenses) received by such holder from the sale of Registrable Securities pursuant to such registration statement.
     7.3. Resolution of Claims. Any Person entitled to indemnification hereunder shall: (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent, which shall not be unreasonably delayed, withheld, or conditioned. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment (with written advice of counsel) of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.
     7.4. Survival; Contribution. The indemnification provided shall be a continuing right to indemnification with respect to sales of Registrable Securities and shall survive the registration and sale of any securities by any Person and the expiration or termination of this Agreement. The indemnification provided under this Agreement shall remain in full force and effect regardless of any investigation made by, or on behalf of, the indemnified party or any officer, director, or controlling Person of such indemnified party. Each indemnifying party also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event indemnification is unavailable for any reason; provided, however, that the amount of such contribution shall reflect the relative fault of the indemnifying party and the indemnified party. The relative fault of the indemnifying party and the indemnified party shall be determined with reference to, among other things, whether information was supplied by the indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent any event giving rise to a claim for indemnification or contribution; provided, however, that, in any such case, (x) no party will be required to contribute any amount in excess of the amount of proceeds (net of any Registration Expenses) received by such party pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (with the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a party’s liability pursuant to this Section 7.4, when combined with the amounts paid or payable by such party pursuant to Section 7.2, exceed the amount of proceeds (net of any Registration Expenses) received by such party from the sale of Registrable Securities pursuant to such registration statement.
Section 8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder that is underwritten unless such Person: (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements; and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements or reasonably requested by the Company; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder’s intended method of distribution.
Section 9. Transfer of Registration Rights. The rights granted hereunder to cause the Company to register Registrable Securities may be transferred or assigned only: (a) in connection with a transfer or assignment of Registrable Securities; and (b) to an Affiliate of the holder of Registrable Securities. Each holder of Registrable Securities shall: (i) prior to any transfer or assignment of rights granted hereunder, cause each prospective transferee or assignee to agree in writing to be bound by the provisions of this Agreement; and (ii) within a reasonable period following any transfer or assignment of rights hereunder, cause each transferee or assignee to furnish to the Company a written notice of such transfer or assignment and the name and address of such transferee or assignee. For purposes of determining the number of shares of Registrable Securities held by a partnership or limited liability company, the holdings of the partnership or limited liability company shall be aggregated together and with the holdings of its partners or members or retired partners or retired members, and each of their respective transferees and assignees (including spouses, siblings, lineal descendants, and ancestors who acquire Registrable Securities by gift, will, or intestate succession).
Section 10. Lock-Up Provision. Upon receipt of a written request by the Company or its underwriter or underwriters, each of the Stockholders agrees not to effect any public sale, distribution, or short sale, or grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, or otherwise transfer or dispose (including sales pursuant to Rule 144 under the Securities Act) of, any Registrable Securities during the 180-day period beginning on the effective date of the IPO, unless the underwriter or underwriters managing the public offering otherwise agree. Each Stockholder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with this section or that are necessary to give further effect hereto. The Company may impose reasonable stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of such 180-day period; provided, however, that all officers and directors of the Company and each Stockholder holding at least one percent (1%) of the outstanding Common Stock (assuming the conversion of the Preferred Stock), shall enter into similar agreements.
Section 11. Current Public Information; Rule 144A. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company shall file, on a timely basis, all reports required to be filed by it under the Securities Act, the Securities Exchange Act, and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and shall take such further action as any Stockholder (so long as the Stockholder holds any Preferred Stock or Registrable Securities) may reasonably request, all to the extent required to enable such Stockholder to sell Preferred Stock or Registrable Securities pursuant to: (a) Rule 144 and 144A adopted by the Securities and Exchange Commission under the Securities Act (as such rules may be amended from time to time) or any similar rules or regulations hereafter adopted by the Securities and Exchange Commission; or (b) a registration statement on Form S-2 or S-3 (if the Company is then able to use such form) or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon the request of any Stockholder (so long as the Stockholder holds any Preferred Stock or Registrable Securities), the Company shall promptly supply such Stockholder and its prospective transferees with all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A under the Securities Act (or any similar provision then in force).

Section 12. Rights to Purchase.
     The following provisions of this Section 12 shall terminate immediately upon a Qualified Offering (as defined in the Company’s Amended and Restated Certificate of Incorporation, as may be amended or restated from time to time (the “Certificate of Incorporation”), and shall not apply to a Qualified Offering.
     12.1. Right to Participate in Certain Sales of Additional Securities. The Company agrees that it will not sell or issue: (a) any shares of capital stock of the Company, (b) debt or equity securities convertible into or exercisable or exchangeable for capital stock of the Company or (c) options, warrants or rights carrying any rights to purchase capital stock of the Company, unless the Company first submits a written notice to each Stockholder identifying the terms of the proposed sale (including price, number or aggregate principal amount of securities and all other material terms), and offers to each Stockholder (each, an “Offeree”) the opportunity to purchase its Pro Rata Allotment (as defined below) of the securities (subject to increase for over-allotment if some Offerees do not fully exercise their rights) on terms and conditions, including price, not less favorable than those on which the Company proposes to sell such securities to a third party or parties. The Company’s offer pursuant to this Section 12.1 shall remain open for a period of 30 days following receipt by the Stockholders of such written notice.
     12.2. Stockholder Acceptance. Each Offeree may elect to purchase the securities so offered by giving written notice thereof to the Company within the applicable 30-day period, including in such written notice the maximum number of shares of capital stock or other securities of the Company that the Offeree wishes to purchase, including the number of such shares it would purchase if one or more other Offerees do not elect to purchase their respective Pro Rata Allotments.
     12.3. Calculation of Pro Rata Allotment. Each Offeree’s “Pro Rata Allotment” of such securities shall be based on the ratio which the number of Registrable Securities owned by such Offeree bears to all of the issued and outstanding shares of Common Stock (assuming the conversion of the Preferred Stock) as of the date of such written offer. If one or more Offerees do not elect to purchase their respective Pro Rata Allotment, each of the electing Offerees may purchase such shares on a pro rata basis, based upon the relative holdings of Registrable Securities of each of the electing Offerees in the case of over-subscription.
     12.4. Sale to Third Party. Any securities so offered that are not purchased by the Offerees pursuant to the offer set forth in Section 12.1 above, may be sold by the Company, but only on terms and conditions not more favorable to the purchaser than those set forth in the notice to Stockholders, at any time within 60 days following the termination of the above-referenced 30-day period, but may not be sold after such 60-day period without renewed compliance with this Section 12.
     12.5. Exceptions to Pre-Emptive Rights. Notwithstanding the foregoing, the right to purchase granted under this Section 12 shall be inapplicable with respect to the issuance of: (i) securities pursuant to stock splits, stock dividends, or similar transactions; (ii) capital stock to employees, consultants, officers or directors of the Company pursuant to stock option plans or restricted stock plans or agreements approved by the Compensation Committee and the Board of Directors of the Company, up to 65,276,467 shares of Common Stock after January 12, 2006;

(iii) securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions approved by the Board of Directors of the Company; (iv) securities in connection with acquisition transactions approved by the Board of Directors of the Company; (v) Common Stock upon conversion of the Preferred Stock; (vi) Common Stock in an underwritten public offering of the Company’s capital stock pursuant to an effective registration statement under the Securities Act; (vii) securities in strategic partnership transactions approved by the Board of Directors of the Company; (ix) Common Stock in any other transaction in which exemption from the provisions of this Section 12.5 is approved by the affirmative vote of the Majority Holders and (x) shares of Series C Preferred Stock issued pursuant to the Purchase Agreement.
     12.6. Assignment of Rights. Subject to Section 15.4 hereof, each Offeree shall have the right to assign its rights under this Section 12 to any transferee of such Offeree’s Registerable Securities, and shall further have the right to assign and transfer such Offeree’s right to accept any particular offer under Section 12.1 hereof, and any such transferee shall be deemed within the definition of an “Offeree” for purposes of this Section 12.
Section 13. No Conflict. The Company hereby represents and warrants to the Stockholders that the rights granted to the Stockholders under this Agreement do not conflict with any other rights granted by the Company.
Section 14. Termination. The rights granted to each Stockholder under this Agreement shall terminate on the later of: (a) five (5) years after the closing of the IPO and (b) 12 months after such Stockholder is free to sell all of such Stockholder’s Registrable Securities under
Rule 144(k).
Section 15. Miscellaneous.
     15.1. Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities that would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).
     15.2. Remedies. Each holder of the Registrable Securities shall have all rights and remedies set forth in this Agreement, the Purchase Agreement, the Certificate of Incorporation, and all of the rights that such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically, without posting a bond or other security, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.
     15.3. Consent to Amendments; Waiver. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended only by a written instrument signed by (a) the Company, (b) the Majority Series C Holders and (c) the Stockholders holding a majority of the Series B Registrable Securities; provided, however, that in the event any such amendment would materially and adversely affect the rights of the holders of the Series A Registrable Securities in a manner different from the other Stockholders, such amendment shall also be approved by the Stockholders holding a majority of such securities. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement shall operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power, or privilege shall preclude any other or further exercise of such or other right, power, or privilege. For purposes of this Agreement, shares of Registrable Securities held by the Company or any of its subsidiaries shall not be deemed to be outstanding.
     15.4. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by, or on behalf of, any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto irrespective of whether so expressed. In addition, and irrespective of whether any express assignment has been made, the provisions of this Agreement that are for the Stockholder’s benefit as a purchaser or holder of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of such Registrable Securities, provided that such subsequent holder shall become a party hereto.
     15.5. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
     15.6. Counterparts. This Agreement may be executed simultaneously in two (2) or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.
     15.7. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
     15.8. Notices. Any notice, request, instruction or other document to be given hereunder shall be in writing and shall be deemed to have been given: (a) two (2) days after receipt, if given by courier; (b) upon receipt, if given in person or by courier guaranteeing next day delivery; (c) on the date of transmission, if sent by facsimile (if a business day during normal business hours; otherwise, on the next succeeding business day); or (d) seven days after being deposited in the mail, certified or registered mail, postage prepaid, as follows:
If to the Company:
NitroSecurity, Inc.
230 Commerce Way, Suite 325
Portsmouth, NH 03801
Attn: President and Chief Executive Officer
Facsimile: (603) 766-8169

With a copy (which shall not constitute notice) to:
Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
Attn: Philip P. Rossetti, Esq.
Facsimile: (617) 526-5000
     If to a Stockholder:
     To the address set forth on Schedule 1 attached to this Agreement
     A copy of each notice to each Stockholder shall be provided (which will not constitute notice) to:
Barack Ferrazzano Kirschbaum Perlman & Nagelberg LLP
333 West Wacker Drive, Suite 2700
Chicago, Illinois 60606
Attn: Alexander Lourie, Esq.
Facsimile: (312) 984-3115
and
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109
Attn: H. David Henken, Esq.
Facsimile: (617) 523-1231
and
Foley & Lardner LLP
111 Huntington Avenue
26th Floor
Boston, MA 02199
Attn: Susan E. Pravda, Esq.
Facsimile: (617) 342-4001
or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party
     15.9. No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Company, the Stockholders, and their respective successors and permitted assigns.
     15.10. Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the parties and supersedes all prior understandings,

agreements, arrangements, or representations by or among the parties, written or oral, that may have related in any manner to the subject matter hereof, including, without limitation, the Prior Agreement and that certain letter agreement dated as of November 1, 2005 between the Company and Ascent.
     15.11. Construction. Any reference to any gender, masculine, feminine or neuter, shall be deemed to include all genders, masculine, feminine and neuter, unless the context otherwise requires. The singular shall include the plural, and the plural the singular, as the context may require. The words “include,” “includes” and “including” shall mean “include, without limitation,” “includes, without limitation” and “including, without limitation,” respectively. The words “hereof,” “herein,” “hereto,” “hereby,” “hereunder” and other words of similar import refer to this Agreement as a whole, including all Exhibits and schedules. Any reference to any federal, state, local, or foreign statute or law, statute, rule, or regulation will be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Each party has been represented by its own counsel in connection with the negotiation and preparation of this Agreement and, consequently, each party hereby waives the application of any rule of law that would otherwise be applicable in connection with the interpretation of this Agreement, including any rule of law to the effect that any provision of this Agreement shall be interpreted or construed against the party whose counsel drafted that provision.
     15.12. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to the conflicts of laws principles thereof.
     15.13. Attorneys’ Fees. In the event of any action, arbitration, or suit based upon or arising out of any actual or alleged breach by any party of any representation, warranty, covenant, or agreement in this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and expenses of such action, arbitration, or suit from the other party, in addition to any other relief ordered by any proper arbitration proceeding or court.
     15.14. Dispute Resolution.
     (a) The parties shall use all commercially reasonable efforts to resolve through amicable informal negotiations each controversy, disagreement, dispute, or claim between or among the parties relating to, or arising out of, this Agreement. In the event that the parties shall not have agreed on a resolution of such controversy, disagreement, dispute, or claim within 60 days of the beginning of such amicable negotiations, then any of such parties shall be entitled to demand final and binding arbitration in accordance with this Section 15.14.
     (b) All disputes, claims, or controversies arising out of or relating to this Agreement, or any other agreement executed and delivered pursuant to this Agreement, or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby, that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before J.A.M.S./Endispute, Inc. (“J.A.M.S.”) or its successor. The parties understand and agree that this arbitration provision shall apply equally to claims of fraud or fraud in the inducement. The arbitration shall be held in Boston, Massachusetts before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by J.A.M.S. unless specifically modified herein.
     (c) The parties covenant and agree that the arbitration shall commence within 120 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party to the arbitration and, subject to applicable law, any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than 14 business days before the date of the arbitration, the identity of all persons who may testify at the arbitration, a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witnesses or experts, and a summary of any expert opinions and the basis for said opinions. The arbitrator’s decision and award shall be made and delivered within 60 days of the conclusion of the arbitration. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.
     (d) The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally all fees and expenses charged by J.A.M.S., except as otherwise provided herein. The parties to the arbitration shall bear their own attorneys’ fees, costs and expenses in connection with the arbitration, except as otherwise provided herein. The arbitrator may in his or her discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party) against any party to the arbitration. Any party unsuccessfully refusing to comply with an order of the arbitrator shall be liable for costs and expenses, including attorneys’ fees, incurred by the other party in enforcing the award.
     (e) The arbitrator shall be entitled to award temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm. The provisions of this Section 15.14 shall be enforceable in any court of competent jurisdiction.
     (f) Each of the parties hereto irrevocably and unconditionally consents to the exclusive jurisdiction of J.A.M.S. to resolve all disputes, claims or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby and further consents to the jurisdiction of the courts of Massachusetts for the purposes of enforcing the arbitration provisions of this Agreement. Each party further irrevocably waives any objection to proceeding before J.A.M.S. based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before J.A.M.S. has been brought in an inconvenient forum. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Agreement as of the date first written above.

NITROSECURITY, INC.

By:	/s/ Terry B. Christensen

Terry B. Christensen
President and Chief Executive Officer

ASCENT VENTURE PARTNERS IV-A, L.P.

By:	ASCENT VENTURE MANAGEMENT
IV-A, LLC, its General Partner

By:	/s/ C.W. Dick

C.W. Dick
Managing Member

FA PRIVATE EQUITY FUND IV GMBH & CO. BETEILIGUNGS KG

By:	FA PRIVATE EQUITY MANAGEMENT
IV, L.L.C., its managing limited partner

By:	FIRST ANALYSIS PRIVATE EQUITY
MANAGEMENT COMPANY IV, L.L.C.,
its managing member

By:	FIRST ANALYSIS VENTURE
OPERATIONS AND RESEARCH, L.L.C., its managing member

By:	FIRST ANALYSIS CORPORATION, its manager

By:	/s/ Howard S. Smith

Howard S. Smith
Managing Director
Signature Page to Amended and Restated Registration Agreement

FA PRIVATE EQUITY FUND IV, L.P.

By:	FA PRIVATE EQUITY MANAGEMENT
IV, L.L.C., its general member

By:	FIRST ANALYSIS PRIVATE EQUITY
MANAGEMENT COMPANY IV, L.L.C.,
its managing member

By:	FIRST ANALYSIS VENTURE
OPERATIONS AND RESEARCH, L.L.C., its managing member

By:	FIRST ANALYSIS CORPORATION, its manager

By:	/s/ Howard S. Smith

Howard S. Smith
Managing Director

THE PRODUCTIVITY FUND IV, L.P.

By:	FIRST ANALYSIS MANAGEMENT COMPANY IV, L.L.C., its general partner

By:	FIRST ANALYSIS VENTURE OPERATIONS AND RESEARCH, L.L.C., a member

By:	FIRST ANALYSIS CORPORATION, its manager

By:	/s/ Howard S. Smith

Howard S. Smith Managing Director
Signature Page to Amended and Restated Registration Agreement

THE PRODUCTIVITY FUND IV ADVISORS FUND, L.P.

By:	FIRST ANALYSIS MANAGEMENT COMPANY IV, L.L.C.,
its general partner

By:	FIRST ANALYSIS VENTURE
OPERATIONS AND RESEARCH, L.L.C., a member

By:	FIRST ANALYSIS CORPORATION, its manager

By:	/s/ Howard S. Smith

Howard S. Smith
Managing Director

BROOKLINE VENTURE PARTNERS I, LLC

By	/s/ Mark Goodman

Mark Goodman
Manager

/s/ Gene Rosenberg

Gene Rosenberg

/s/ Joseph Goodman

Joseph Goodman

/s/ S. Robert Levine

S. Robert Levine

THE JENNIFER B. LEVINE TRUST

By:	/s/ S. Robert Levine

S. Robert Levine
Trustee
Signature Page to Amended and Restated Registration Agreement

/s/ Peter Bishop

Peter Bishop

THE PETER P. BISHOP, JR. FAMILY TRUST – 2000

By:	/s/ Samuel C. Sichko

Samuel C. Sichko Trustee

/s/ Peter Grieve

Peter Grieve

/s/ Robert Inches

Robert Inches

/s/ Jeffrey Leach

Jeffrey Leach

/s/ Gordon Glen Kluzak

Gordon Glen Kluzak

/s/ George E. Williamson, II

George E. Williamson, II

/s/ Richard G. McKee, Jr.

Richard G. McKee, Jr.

/s/ William H. Forshee and /s/ Ileana Forshee

William H. Forshee and Ileana Forshee, Tenants by the Entireties

/s/ Raquel O. Lockwood

Raquel O. Lockwood
Signature Page to Amended and Restated Registration Agreement

/s/ Edward C. Gomez

Edward C. Gomez

/s/ John McClure

John McClure

/s/ John Gaebe and /s/ Barbara Gaebe

John and Barbara Gaebe, Tenants by the Entireties

STEPHEN H. MCKNIGHT, TRUSTEE OF THE STEPHEN H. MCKNIGHT REVOCABLE TRUST

By:	/s/ Stephen H. McKnight

Name: Stephen H. McKnight
Title: Trustee

/s/ Stephen H. McKnight

Stephen H. McKnight

/s/ Jerry Bengis

Jerry Bengis

/s/ Sheldon B. Palley and /s/ Myrna B. Palley

Sheldon B. and Myrna B. Palley, JTWROS

/s/ Faye Levine

Faye Levine

GBASSOCIATES CAPITAL I, LLC

By:	/s/ Philip Gordon

Philip Gordon
Manager
Signature Page to Amended and Restated Registration Agreement

TRUNITY, LLC

By:	/s/ Craig Hansen

Name: Crain Hansen
Title: Manager – Trinity, LLC

/s/ Les Anderton

Les Anderton

/s/ Dale Casper

Dale Casper

LINDQUIST & VENNUM P.L.L.P.

By:	/s/ Daryle L. Uphoff

Name: Daryle L. Uphoff
Title: Managing Partner

THE KENNETH R. LEVINE GRAT – 2002 DTD 11/25/02

By:	/s/ Samuel C. Sichko

Samuel C. Sichko
Trustee

/s/ Allen Gordon

Allen Gordon

/s/ Michael T. Fay and /s/ Paula S. Fay

Michael T. and Paula S. Fay

/s/ Matthew G. Gruber

Matthew G. Gruber

/s/ George E. Williamson, III

George E. Williamson, III
Signature Page to Amended and Restated Registration Agreement

VIANT CAPITAL LLC[1]

By:	/s/ Scott Taylor Smith

Name: Scott Taylor Smith
Title: Managing Director

MARTINEZ-AYME SECURITIES[1]

By:	/s/ Alfredo F. Ayme

Name: Alfredo F. Ayme
Title: Senior Vice President

[1]	Viant Capital LLC and Martinez-Ayme Securities shall be consider parties to this Agreement for all purposes hereunder except that they shall not be entitled to any rights set forth in Section 2 or Section 12.
Signature Page to Amended and Restated Registration Agreement

Schedule 1
Schedule of Stockholders

Name	Address
Ascent Venture Partners IV-A, L.P.	c/o Ascent Venture Partners 255 State Street, 5th Floor Boston, MA 02109 Attn: C.W. Dick

FA Private Equity Fund IV GMBH & Co. Beteiligungs KG	c/o First Analysis One South Wacker Drive Suite 3900 Chicago, IL 60606 Attn: Howard S. Smith

FA Private Equity Fund IV, L.P.	c/o First Analysis One South Wacker Drive Suite 3900 Chicago, IL 60606 Attn: Howard S. Smith

The Productivity Fund IV, L.P.	c/o First Analysis One South Wacker Drive Suite 3900 Chicago, IL 60606 Attn: Howard S. Smith

The Productivity Fund IV Advisors Fund, L.P.	c/o First Analysis One South Wacker Drive Suite 3900 Chicago, IL 60606 Attn: Howard S. Smith

Brookline Venture Partners I, LLC	20 William Street, Suite G55 Wellesley, MA 02481

Gene Rosenberg	c/o Howard Katz Katz and Associates 10 North Main Street West Hartford, CT 06107

Joseph Goodman	100 Belvidere Street, 6G Boston, MA 02199

Name	Address
S. Robert Levine	120 Aviation Avenue Portsmouth, NH 03801

The Jennifer B. Levine Trust	c/o S. Robert Levine 120 Aviation Avenue Portsmouth, NH 03801

Peter Bishop	36 Ingraham Road Wellesley, MA 02482

The Peter P. Bishop, Jr. Family Trust – 2000	c/o Samuel C. Sichko, Trustee Bowditch & Dewey, LLP One International Place – 44th Floor Boston, MA 02110

Peter Grieve	51 Asbury Street Topsfield, MA 01983

Robert Inches	37 Old Connecticut Path Wayland, MA 01778

Jeffrey Leach	5 Hewins Farm Road Wellesley, MA 02481

Gordon Glen Kluzak	770 Boylston Street Boston, MA 02116

George E. Williamson, II	7815 SW 104 Street Miami, FL 33156

Richard G. McKee, Jr.	457 Mooring Line Drive Naples, FL 34102-4744

William H. Forshee and Ileana Forshee, Tenants by the Entireties	6100 SW 85th Avenue Miami, FL 33143

Raquel O. Lockwood	9011 SW 196 Drive Miami, FL 33156

Edward C. Gomez	4525 Slusser Road Windsor, CA 95492

John McClure	961 San Pedro Avenue Coral Gables, FL 33156

Name	Address
John and Barbara Gaebe, Tenants by the Entireties	3211 Ponce De Leone Boulevard Suite 201 Coral Gables, FL 33134

Stephen H. McKnight Trustee of The Stephen H. McKnight Revocable Trust	U.S. Steel Tower, 58th Floor 600 Grant Street Pittsburgh, PA 15219

Stephen H. McKnight	11th Floor, Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222

Jerry Bengis	11815 NW 10th Place Coral Springs, FL 33071-5047

Sheldon B. and Myrna B. Palley, JTWROS	8365 SW 91st Street Miami, FL 33156

Faye Levine	c/o Kenneth Levine 125 Rockwood Street Brookline, MA 02445

GBAssociates Capital I, LLC	c/o Philip Gordon 180 Beacon Street, Boston, MA 02116 Attn: Philip Gordon

Trunity, LLC	c/o NitroSecurity, Inc. 230 Commerce Way Suite 325 Portsmouth, NH 03801

Les Anderton	4866 Viewmont Street Holladay, UT 84117

Dale Casper	124 Cedar Street White Bear Lake, MN 55110

Lindquist & Vennum P.L.L.P.	4200 IDS Center 80 South Eighth Street Minneapolis, MN 55402

Name	Address
The Kenneth R. Levine GRAT – 2002 DTD 11/25/02	c/o Samuel C. Sichko, Trustee Bowditch & Dewey, LLP One International Place – 44th Floor Boston, MA 02110

Allen Gordon	P.O. Box 100527 Fort Lauderdale, FL 33310

Michael T. and Paula S. Fay	4900 SW 74 Terrace Miami, FL 33143

Matthew Gregory Gruber	2401 Eagle Ridge Trail Stillwater, MN 55082

George E. Williamson, III	Williamson Cadillac c/o Trae Williamson 7815 SW 104 Street Miami, FL 33156

Viant Capital LLC	847 Sansome Street, Third Floor San Francisco, CA 94111 Attn: Scott T. Smith

Martinez-Ayme Securities	10300 Sunset Drive, Suite 380 Miami, FL 33173 Attn: Alfredo F. Ayme

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Aureus, LC

Date: January 19, 2007	Signature:	/s/ Les V. Anderton

Name and Title of Person Signing if Purchaser is an Entity:

Les V. Anderton, Manager

	Address:	P.O. Box 17362
Holladay, UT 84117

	Phone No.:	801-278-0930
ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine
Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): B.E.P. Investments Ltd.

Date: January 15, 2007	Signature:	/s/ Brian E. Peterson

Name and Title of Person Signing if Purchaser is an Entity:

Brian E. Peterson, General Partner

	Address:	P.O. Box 520247
Salt Lake city, UT 84152

	Phone No.:	801-560-3141
ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine
Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Brian E. Peterson IRA

Date: January 15, 2007	Signature:	/s/ Brian E. Peterson

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	P.O. Box 17362
Holladay, UT 84117

Phone No.: 801-278-0930

Wilson-Davis & Co., Custodian
Acct. #027172
FBO: Brian E. Peterson, IRA
P.O. Box 11587
Salt Lake City, UT 84147
Tax ID #87-0278784
ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Dale Casper

Date: February 5, 2007	Signature:	/s/ Dale Casper

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	124 Cedar Street
St. Paul, MN 55110

Phone No.:

ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine
Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Devken Inc.

Date: February 2, 2007	Signature:	/s/ Les V. Anderton

Name and Title of Person Signing if Purchaser is an Entity:

Vincent Beatty

	Address:	7731 S. Woodridge Drive
Parkland, FL 33067

Phone No.:

ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Richard & Martha Ellison

Date: February 27, 2007	Signature:	/s/ Richard Ellison and Martha Ellison

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	1410 Coventry Lane
Alexandria, VA 22304

	Phone No.:	703-751-0743
ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Michael and Pavla Fay, JTWROS

Date: February 2, 2007	Signature:	/s/ Michael Fay

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	4900 SW 74th Terrace
Miami, FL 33143

Phone No.:

ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): William and Ileana Forshee, TBE

Date: April 26, 2007	Signature:	/s/ William Forshee and Ileana Forshee

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	6100 SW 85th Avenue
Miami, FL 33143

	Phone No.:	305-447-0777
ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine
Kenneth Levine
Chief Executive Officer
Date: April 27, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Steven B. Foust

Date: April 26, 2007	Signature:	/s/ Steven B. Foust

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	2805 Xanthus Lane
Plymouth, MN 55447
Phone No.:

ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: May 1, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): John & Barbara Gaebe, Tenants by the Entireties

Date: April 14, 2007	Signature:	/s/ John Gaebe and Barbara Gaebe

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	5870 SW 96th Street
Miami, FL 33156

	Phone No.:	305-663-8853
ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 30, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): George E. Williamson, II 2007 Revocable Trust

Date: February 5, 2007	Signature:	/s/ George E. Williamson, II

Name and Title of Person Signing if Purchaser is an Entity:

George E. Williamson, II, Trustee

	Address:	7815 S.W. 104th Street
Miami, FL 33156

	Phone No.:	305-670-7101
ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Jacqueline Rae Gibbons

Date: December 28, 2006	Signature:	/s/ Jacqueline Rae Gibbons

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	11967 Cedar Ridge Circle
Sandig, UT 84094

	Phone No.:	801-571-8453
ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Global-Net Marketing Group, Inc.

Date: January 16, 2007	Signature:	/s/ Daniel J. Elling

Name and Title of Person Signing if Purchaser is an Entity:

Daniel J. Elling, President

	Address:	P.O. Box 390281
Edina, MN 55439

	Phone No.:	612-805-3959
ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Faye R. Levine

Date: March 29, 2007	Signature:	/s/ Faye R. Levine

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	3061 Monet Drive, E.
Palm Beach Gardens, FL 33410

Phone No.:

ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Raquel O. Lockwood

Date: April 24, 2007	Signature:	/s/ Raquel O. Lockwood

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	9011 SW 196th Drive
Miami, FL 33157

Phone No.:

ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine
Kenneth Levine Chief Executive Officer
Date: April 27, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Stephen H. McKnight

Date: January 19, 2007	Signature:	/s/ Stephen H. McKnight

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	1001 Liberty Avenue, 11th Floor
Pittsburgh, PA 15222

	Phone No.:	412-355-2972
ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Alvin Z. Meisel

Date: March 29, 2007	Signature:	/s/ Alvin Z. Meisel

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	13362 Deauville Drive
Palm Beach Gardens, FL 33410

Phone No.:

ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): John W. Mueller, Jr.

Date: January 17, 2007	Signature:	/s/ John W. Mueller, Jr.

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	6915 SW 149th Terrace
Miami, FL 33158

	Phone No.:	305-233-5321
ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Robin M. Osborn

Date: January 24, 2007	Signature:	/s/ Robin M. Osborn

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	977 Madden Avenue
San Diego, CA 92154

Phone No.:

ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Sheldon B. Palley and Myrna B. Palley, Joint Tenants

Date	Signature:	/s/ Sheldon B. Palley

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	8365 SW 91st Street
Miami, FL 33156

	Phone No.:	305-642-0592
ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: May 7, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Brian E. Peterson

Date: January 15, 2007	Signature:	/s/ Les V. Anderton

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	P.O. Box 520247
Salt Lake City, UT 84152

	Phone No.:	801-560-3141
ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Susan B. Saldana

Date: March 16, 2007	Signature:	/s/ Susan B. Saldana

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	9553 Upland Street
Spring Valley, CA 91977

Phone No.:

ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 26, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Richard Sheinberg

Date: April 25, 2007	Signature:	/s/ Richard Sheinberg

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	P.O. Box 2593
627 Woodside Avenue
Park City, UT 84606

	Phone No.:	435-901-9163 or 435-655-3352
ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Jeffrey R. Sweet

Date: March 26, 2007	Signature:	/s/ Jeffrey R. Sweet

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	5742 Brazos River Road
Jones Creek, TX 77542

Phone No.:

ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): Karen S. Ybarra

Date: January 31, 2007	Signature:	/s/ Karen S. Ybarra

Name and Title of Person Signing if Purchaser is an Entity:

	Address:	1015 A Avenue #16
Coronado, CA 92118

Phone No.:

ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ Kenneth Levine Kenneth Levine
Chief Executive Officer
Date: April 25, 2007

Joinder Agreement
     By its execution and delivery of this Joinder Agreement, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of (i) the Amended and Restated Stockholders Agreement, dated as of January 12, 2006, by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Holders (as defined therein) (the “Stockholders Agreement”), as an “Investor” thereunder, and (ii) the Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (as defined therein) (the “Registration Agreement”), as a “Stockholder” thereunder.
     The undersigned hereby authorizes this Joinder Agreement to be attached to the Stockholders Agreement and the Registration Agreement, or counterparts thereof.
Name (as it should appear on the stock certificate): BlueCrest Capital Finance, L.P.

Date: July 31, 2007	Signature:	/s/ Mark King

Name and Title of Person Signing if Purchaser is an Entity:

By: BlueCrest Capital Finance GP, LLC, its General Partner
Mark King, Managing Director

	Address:	225 West Washington, Suite 200 Chicago, IL 60606

Phone No.:

ACKNOWLEDGED AND AGREED:
NITROSECURITY, INC.

By:	/s/ John M. Parsons Kenneth Levine
Chief Financial Officer
Date: July 31, 2007

FIRST AMENDMENT TO
AMENDED AND RESTATED
REGISTRATION AGREEMENT
     This FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION AGREEMENT (this “Amendment”), dated as of November 9, 2007, is entered into by and among NitroSecurity, Inc., a Delaware corporation (the “Company”), and the other undersigned parties hereto (the “Amending Stockholders”), and amends that certain Amended and Restated Registration Agreement, dated as of January 12, 2006, by and among the Company and the Stockholders (the “Original Agreement”). Capitalized terms used herein without definition shall have the meanings for such terms set forth in the Original Agreement.
     WHEREAS, in connection with, and as a condition to, the Company’s anticipated IPO, the managing underwriter, Paulson Investment Company, Inc. (“Paulson”), is requiring that Sections 4.4 and 10 of the Original Agreement be amended as provided herein; and
     WHEREAS, the effectiveness of this Amendment is contingent upon the effectiveness of a registration statement pertaining to an IPO for which Paulson is serving as a managing underwriter within one year after the date hereof.
     NOW, THEREFORE, in consideration of the foregoing premises (which constitute an integral part of this Amendment) and for other good and valuable consideration, the receipt and adequacy of which being hereby acknowledged, the Company and the Amending Stockholders hereby agree as follows:
     1.      The Company and the Amending Stockholders, constituting the Majority Series C Holders and the Stockholders holding a majority of the Series B Registrable Securities, pursuant to Section 15.3 of the Original Agreement, hereby amend the Original Agreement as set forth in this Amendment.
     2.      Section 4.4 of the Original Agreement is hereby deleted in its entirety and the following Section 4.4 is inserted in lieu thereof:
     “4.4   Right to Postpone. Notwithstanding anything contained to the contrary in this Agreement, the Company shall not be obligated to and shall not effect a registration pursuant to this Agreement at any time during the period ending on the date that is one year after the date of the final prospectus relating to the IPO.”
     3.      Section 10 of the Original Agreement is hereby deleted in its entirety and the following Section 10 is inserted in lieu thereof:
“Section 10.   Lock-Up Provision. Each of the Stockholders agrees not to effect any public sale, distribution or short sale, or grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, or otherwise transfer or dispose (including sales pursuant to Rule 144 under the Securities Act) of, any Registrable Securities during the one-year period beginning on the date of the final prospectus relating to the IPO by the Company of its securities, unless the underwriter or underwriters managing the public offering otherwise agree. Each Stockholder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with this section or that are necessary to give further effect hereto. The Company may impose reasonable stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of such one-year period.”
     4.      This Amendment shall become effective upon the effective date of a registration statement pertaining to an IPO for which Paulson is serving as a managing underwriter; provided, however, that this Amendment shall terminate and be of no further force or effect if such effectiveness has not occurred within one year after the date hereof.
     5.      This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).
     6.      Except as expressly provided in this Amendment, all of the terms and provisions of the Original Agreement shall remain in full force and effect and all references to the Original Agreement shall hereinafter be deemed to be references to the Original Agreement, as amended by this Amendment.
     7.      This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. This Amendment may be executed by facsimile signatures.
[Remainder of Page Intentionally Left Blank]

2

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

NITROSECURITY, INC.
By:	/s/ Kenneth R. Levine
Kenneth R. Levine
President and Chief Executive Officer

Signature Page to First Amendment to Amended and Restated Registration Agreement

BROOKLINE VENTURE PARTNERS I, LLC
By:	/s/ Mark Goodman
Mark Goodman
Manager

Signature Page to First Amendment to Amended and Restated Registration Agreement

FA PRIVATE EQUITY FUND IV, L.P.
By:	FA PRIVATE EQUITY MANAGEMENT IV, L.L.C.,
its general member

By:	FIRST ANALYSIS PRIVATE EQUITY MANAGEMENT COMPANY IV, L.L.C.,
its managing member

By:	FIRST ANALYSIS VENTURE OPERATIONS AND RESEARCH, L.L.C.,
its managing member

By:	FIRST ANALYSIS CORPORATION,
its manager

By:	/s/ Howard S. Smith
Howard S. Smith
Managing Director

FA PRIVATE EQUITY FUND IV GMBH & CO. BETEILIGUNGS KG
By:	FA PRIVATE EQUITY MANAGEMENT IV, L.L.C.,
its managing limited partner

By:	FIRST ANALYSIS PRIVATE EQUITY MANAGEMENT COMPANY IV, L.L.C.,
its managing member

By:	FIRST ANALYSIS VENTURE OPERATIONS AND RESEARCH, L.L.C.,
its managing member

By:	FIRST ANALYSIS CORPORATION,
its manager

By:	/s/ Howard S. Smith
Howard S. Smith
Managing Director

Signature Page to First Amendment to Amended and Restated Registration Agreement

THE PRODUCTIVITY FUND IV, L.P.
By:	FIRST ANALYSIS MANAGEMENT COMPANY IV, L.L.C.,
its general partner

By:	FIRST ANALYSIS VENTURE OPERATIONS AND RESEARCH, L.L.C.,
a member

By:	FIRST ANALYSIS CORPORATION,
its manager

By:	/s/ Howard S. Smith
Howard S. Smith
Managing Director

THE PRODUCTIVITY FUND IV ADVISORS FUND, L.P.
By:	FIRST ANALYSIS MANAGEMENT COMPANY IV, L.L.C.,
its general partner

By:	FIRST ANALYSIS VENTURE OPERATIONS AND RESEARCH, L.L.C.,
a member

By:	FIRST ANALYSIS CORPORATION,
its manager

By:	/s/ Howard S. Smith
Howard S. Smith
Managing Director

Signature Page to First Amendment to Amended and Restated Registration Agreement